EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     I, Robert L. Kirkman, M.D., Chief Executive Officer and President of Oncothyreon Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Oncothyreon Inc. on Form 10-K for the fiscal year ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Oncothyreon Inc.

Date: March 13, 2008	/s/ Robert L. Kirkman, M.D. Robert L. Kirkman, M.D.
Chief Executive Officer and President
(Principal Executive Officer)